UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               May 10, 2010

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                           0-14690                  47-0648386
(State or other jurisdiction of     (Commission File          (IRS Employer
incorporation)                          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Compensatory Arrangements of Certain Officers.
     ---------------------------------------------

On May 10, 2010, the Compensation Committee (the "Committee") of the Board of Directors of Werner Enterprises, Inc. (the "Company") approved an increase to the base salary of Mr. Derek J. Leathers, Senior Executive Vice President and Chief Operating Officer of the Company and President of
Werner Global Logistics. Mr. Leathers' base salary was increased by $50,000, from $369,000 to $419,000. Such increase was made effective May 7, 2010, as approved by the Committee.


ITEM 5.07.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of Stockholders of the Company was held on May 10, 2010, at which the matters stated below were submitted to a vote of the Company's stockholders of record as of March 22, 2010.

The stockholders elected two Class I directors to each serve for a three-year term expiring at the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The final voting results for the elected directors are as follows:


                                                                 Broker
                            For        Against    Abstained     Non-Votes
                         ----------   ---------   ---------     ---------
Gerald H. Timmerman      62,900,175       0       3,515,883     1,995,461
Kenneth M. Bird, Ed.D.   64,314,452       0       2,101,606     1,995,461


The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010. The final voting results are as follows:


                                                                 Broker
                            For        Against    Abstained     Non-Votes
                         ----------   ---------   ---------     ---------
Ratification of the
appointment of KPMG LLP  67,802,724    604,065      4,730           0


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      May 13, 2010                 By:  /s/ John J. Steele
         ----------------------              ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      May 13, 2010                 By:  /s/ James L. Johnson
         ----------------------              ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary